Exhibit (a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

Letter of Transmittal

To Tender Shares of Common Stock

of

Penwest Pharmaceuticals Co.

at

$5.00 Net Per Share in Cash Pursuant to the Offer to Purchase dated August 20, 2010 by

West Acquisition Corp.

an indirect wholly-owned subsidiary of

Endo Pharmaceuticals Holdings Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF FRIDAY, SEPTEMBER 17, 2010, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, MACKENZIE PARTNERS, INC., AT (800) 322-2885.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE IRS FORM W-9 ENCLOSED WITH THIS LETTER OF TRANSMITTAL. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 9.

DESCRIPTION OF SHARE(S) ENCLOSED*
Name(s) and Address(es) of Certificate Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s) for Penwest Share(s))	Shares Tendered** (Attach additional list if necessary)
	Certificate Number(s)	Total Number of Shares Represented by Share Certificate(s)	Number of Shares Tendered

Total Shares:

*	Need not be completed by book-entry shareholders.
**	Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.001 per share, of Penwest Pharmaceuticals Co. represented by certificates described above are being tendered hereby. See Instruction 4.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF YOU WISH TO CONDITIONALLY TENDER SHARES UNDERLYING OPTIONS OR WARRANTS, YOU SHOULD USE THE INSTRUCTIONS FOR CONDITIONAL EXERCISE FOR TENDER OF OPTION SHARES AND WARRANT SHARES AND CONDITIONAL ELECTION FORM AND NOT THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MACKENZIE PARTNERS, INC., AT (800) 322-2885.

You have received this Letter of Transmittal in connection with the offer of West Acquisition Corp. (“Purchaser”), a Delaware corporation and an indirect wholly-owned subsidiary of Endo Pharmaceuticals Holdings Inc. (“Endo”), a Delaware corporation, to purchase all outstanding shares of common stock, par value $0.001 per share (“Shares”), of Penwest Pharmaceuticals Co., a Washington corporation (“Penwest”), at a price of $5.00 per Share, net to the seller in cash (less any required withholding taxes and without interest) as described in the Offer to Purchase, dated August 20, 2010 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, the “Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Depositary”) Shares represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, shareholders who deliver certificates representing their Shares are referred to as “Certificate Shareholders,” and shareholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to West Acquisition Corp. (“Purchaser”), a Delaware corporation and an indirect wholly-owned subsidiary of Endo Pharmaceuticals Holdings Inc. (“Endo”), a Delaware corporation, the above-described shares of common stock, par value $0.001 per share (“Shares”), of Penwest Pharmaceuticals Co., a Washington corporation (“Penwest”), pursuant to the Offer to Purchase, dated August 20, 2010 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), at a price of $5.00 per Share, net to the seller in cash (less any required withholding taxes and without interest) on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after August 20, 2010 (collectively, “Distributions”), and the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Penwest, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and paid for and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Penwest’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the

Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at one of the addresses set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the cash portion of the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue:    ☐    Check and/or    ☐    Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver:    ☐    Check(s) and/or    ☐    Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Shareholder(s))

Dated:                     , 2010

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated: , 2010

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including any of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Except as provided below in connection with a Notice of Guaranteed Delivery or if an Agent’s Message in the case of a book-entry transfer is utilized, Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificates directly to Purchaser, Endo, or Penwest.

Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as this Letter of Transmittal, properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal must accompany each delivery of Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH

DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION ). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Share(s) Enclosed.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to a person other than the signer(s) of this Letter of Transmittal and/or such check or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not accepted for payment will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Depositary with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain shareholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering shareholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify Penwest’s stock transfer agent, BNY Mellon Shareowners Services at (877) 264-3692. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

11. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder’s correct TIN on Form W-9 below. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such shareholder is awaiting a TIN), (ii) that such shareholder is not subject to backup withholding because (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding or (c) such shareholder is exempt from backup withholding, and (iii) that such shareholder is a U.S. person.

What Number to Give the Depositary

United States shareholders are required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in Part I of the Form W-9, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering shareholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

The Depositary for the Offer is:

American Stock Transfer & Trust Company

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

CALL TOLL-FREE (800) 322-2885

E-mail: tenderoffer@mackenziepartners.com